Trade and Other Receivables - Summary of Trade and Other Receivables (Detail) - USD ($) $ in Thousands	Mar. 31, 2022	Mar. 31, 2021
Disclosure Of Trade And Other Receivables [Abstract]
Trade and other receivables, net of provision	$ 29,464	$ 19,403
Security deposits, net of provision	6,516	5,900
Interest accrued	3,408	1,549
Due from employees	235	479
Total	39,623	27,331
Non-current	3,713	2,154
Current	$ 35,910	$ 25,177